Exhibit 10.2

                                                             Cross reference to:
                                                                Deed Recorded at
                                                                 Deed Book 2192,
                                                               Page 184, Clayton
                                                         County, Georgia Records


                               MEMORANDUM OF LEASE
                               -------------------


     M. REA BROOKINGS and DAVID F. HERRING, individual residents of the State of Georgia (collectively "Lessor"), and CHANCELLOR ASSET MANAGEMENT, INC., a Delaware corporation ("Lessee"), hereby place on the deed records of Clayton County, Georgia, the following Memorandum of Lease for the purpose of memorializing that certain lease agreement dated as January ___, 1999 ("Lease") between Lessor and Lessee and by this Memorandum of Lease do hereby ratify and reaffirm that the Lease is in full force and effect as of the date of this Memorandum of Lease. The terms of the Lease include the following:

    Lessor:         M. Rea Brookings and David F. Herring

    Lessee:         Chancellor Asset Management, Inc., a Delaware corporation

    Date of Lease:  January ___, 1999

Leased Premises:     All  that  tract  or parcel of land lying and being in Land
                     Lot 237 of the 12th District, Clayton County,  Georgia, and
                     Being  more  particularly  described  on Exhibit A attached
                                                              ---------
                     hereto  and  made  a  part  hereof  by  this  reference.

Term: Five (5) years commencing on February 1, 1999 and expiring on July 31, 2004, with an option in favor of Lessee to extend the term of the Lease for a five (5) year period commencing on February 1, 2004 and expiring on January 31, 2009.

Purchase Option:     Lessee  has  the  option  to  purchase  the Leased Premises during the period from January ___, 1999, through and including July 31, 1999. In the event Lessee does not exercise its option to purchase the Leased Premises on or before July 31, 1999, and, if Lessee timely exercises such Option to Purchase but does not close Lessee's purchase within sixty (60) days thereafter, the Purchase Option expressly expires, and Lessee shall have no further right pursuant to the Purchase Option to purchase the Leased
                     Premises  from  Lessor.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the ____ day of January, 1999.

                                       LESSOR:
Signed,  sealed  and  delivered
in  the  presence  of:

                                       /s/  M.  Rea  Brookings (SEAL)
--------------------------             ------------------------------
Unofficial  Witness                    M.  REA  BROOKINGS

--------------------------
Notary  Public

My  Commission  Expires

--------------------------
  [Affix  Notarial Seal]

Signed,  sealed  and  delivered
in  the  presence  of:

                                       /s/  David  F.  Herring (SEAL)
--------------------------             ------------------------------
Unofficial  Witness                    DAVID  F.  HERRING

--------------------------
Notary  Public

My  Commission  Expires

--------------------------
  [Affix  Notarial Seal]

                                       LESSEE:
Signed,  sealed  and  delivered
in  the  presence  of:                 CHANCELLOR  ASSET  MANAGEMENT,
                                       INC.,  a  Delaware  corporation
--------------------------
Unofficial  Witness
                                       By: /s/ Franklyn E. Churchill
--------------------------             ------------------------------
                                       Title:  President
Notary  Public                         ------------------------------

My  Commission  Expires                         [CORPORATE SEAL]

--------------------------
  [Affix  Notarial Seal]